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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory Rotelli, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of Razor Resources Inc. for the period ended October 31, 2010 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and


(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Razor Resources Inc.


Dated: April 7, 2011

  /s/Gregory Rotelli
  Gregory Rotelli
  President, Secretary and Director
  (Principal Executive Officer, Principal Financial Officer
  and Principal Accounting Officer)
  Razor Resources Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Razor Resources Inc. and will be retained by Razor Resources Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



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